UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Prestige Brands Holdings, Inc.
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(Name of Registrant as Specified In Its Charter)

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PRESTIGE BRANDS HOLDINGS, INC.
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810

Dear Stockholder:                                                                                          July 14, 2006

You are cordially invited to attend our 2006 Annual Meeting of Stockholders, which will be held on Tuesday, August 15, 2006, at 10:00 a.m. (Eastern time) at the Tarrytown House Estate and Conference Center, 49 East Sunnyside Lane, Tarrytown, New York 10591. With this letter, we have enclosed a copy of our Annual Report for the fiscal year ended March 31, 2006, notice of annual meeting of stockholders, proxy statement and proxy card. These materials provide further information concerning the annual meeting. If you would like another copy of the Annual Report, please send your request to Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary, and one will be mailed to you.

At this year’s annual meeting, the agenda includes the election of directors and a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR election of the nominees for directors and FOR ratification of appointment of the independent registered public accounting firm. Members of the Board of Directors and our executive officers will be present to answer any questions you may have.

It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

We look forward to seeing you at the annual meeting.

                            Sincerely,

                                /s/ Peter C. Mann

                             Peter C. Mann
                                Chairman of the Board, Chief Executive Officer and President

Prestige Brands Holdings, Inc.
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 15, 2006
10:00 a.m. Eastern Time

The 2006 Annual Meeting of Stockholders of Prestige Brands Holdings, Inc. will be held on Tuesday, August 15, 2006, at 10:00 a.m. (Eastern time), at the Tarrytown House Estate and Conference Center, 49 East Sunnyside Lane, Tarrytown, New York 10591. The annual meeting is being held for the following purposes:

1.
To elect directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier removal or resignation (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement);

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Brands Holdings, Inc. for the fiscal year ending March 31, 2007 (the Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm); and

3.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof, including proposals to adjourn or postpone the meeting.

These items are fully discussed in the following pages, which are made a part of this notice. Only stockholders of record at the close of business on July 6, 2006 will be entitled to vote at the annual meeting.

Enclosed with this Notice of Annual Meeting of Stockholders is a proxy statement, related proxy card with a return envelope and our Annual Report for our fiscal year ended March 31, 2006. The Annual Report contains financial and other information that is not incorporated into the proxy statement and is not deemed to be a part of the proxy soliciting material.

                                    By Order of the Board of Directors

                                    /s/ Charles N. Jolly

                                    Charles N. Jolly
                                Secretary

July 14, 2006

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXIES AND VOTE IN PERSON BY FOLLOWING THE INSTRUCTIONS ON PAGE 3 OF THE PROXY STATEMENT.

Prestige Brands Holdings, Inc.
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

Page
GENERAL NFORMATION...1

VOTING MATTERS ...2

PROPOSAL NO. 1 - ELECTION OF DIRECTORS...5

GOVERNANCE OF THE COMPANY...7

EXECUTIVE COMPENSATION AND OTHER MATTERS...16

REPORT OF THE COMPENSATION COMMITTEE...25

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............................................................................................................................................................................27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................................................................................................................................................................................................27

REPORT OF THE AUDIT COMMITTEE ...27

PERFORMANCE GRAPH...29

SUBMISSION OF A STOCKHOLDER PROPOSAL AND NOMINATION OF DIRECTOR AND ADDITIONAL INFORMATION................................................................................................30

FORM 10-K...31

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of Prestige Brands Holdings, Inc. for the Annual Meeting of Stockholders to be held on Tuesday, August 15, 2006. A form of proxy card is included. This document is first being mailed or given to stockholders on or about July 14, 2006.

We refer to our company throughout this document as “we” or “us” or the “Company.”

Why am I receiving this document?

We are sending this document and the form of proxy card to solicit your proxy to vote upon certain matters at the annual meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy or a proxy card.

Who is paying the costs of this document and the solicitation of my proxy?

The Company will pay all expenses of this solicitation, including the cost of preparing and mailing this document.

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors (the “Board”).  In addition to solicitation by use of the mails, proxies may be solicited by our officers and employees in person or by telephone, telegram, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

Who may attend the annual meeting?

Only stockholders, their proxy holders and our invited guests may attend the meeting. If a broker, bank or other nominee holds your shares in street name, please bring a copy of the account statement reflecting your ownership as of July 6, 2006 so that we may verify your stockholder status and have you check in at the registration desk at the meeting. For security reasons, we also may require photo identification for admission.

What if I have a disability?

If you are disabled and would like to participate in the annual meeting, we can provide reasonable assistance. Please send any request for assistance to Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary, at least two weeks before the meeting.

What is Prestige Brands Holdings and where is it located?

We sell well-recognized, brand name over-the-counter drug, household cleaning and personal care products. Our leading brands in each of these segments, respectively, are Chloraseptic®, Comet® and Cutex®. Our corporate offices are located at 90 North Broadway, Irvington, New York 10533. Our telephone number is 914-524-6810.

Where is our common stock traded?

Our common stock is traded and quoted on the New York Stock Exchange (“NYSE”) under the symbol “PBH.”

VOTING MATTERS

What am I voting on?

You will be voting on the following:
•	the election of nine directors; and
•	the ratification of the appointment of our independent registered public accounting firm for 2007.
Who is entitled to vote?

You may vote if you were the record owner of shares of our common stock at the close of business on July 6, 2006. Each share of stock is entitled to one vote. As of July 6, 2006, there were 50,039,071 shares of our common stock outstanding. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the annual meeting.

May other matters be raised at the annual meeting; how will the meeting be conducted?

We currently are not aware of any business to be acted upon at the annual meeting other than the 2 matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the annual meeting unless proper notice has been given to the stockholders.  If other business is properly raised, your proxies have authority to vote as they think best, including to adjourn the meeting.

The Chairman has broad authority to conduct the annual meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the meeting. The Chairman is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the annual meeting proceeds in a manner that is fair to all participants.

How do I vote?

Proxies may be voted by returning the printed proxy card. For more information about how to vote your proxy, please see the instructions on your proxy card.

In addition to voting by proxy, you may vote in person at the annual meeting. However, in order to assist us in tabulating votes at the annual meeting, we encourage you to vote by proxy even if you plan to be present at the annual meeting.

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card. If your proxy card is signed but does not contain specific instructions, your proxy will be voted: “FOR” all of the directors nominated and “FOR” ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy given pursuant to this solicitation, you must:
•	sign another proxy with a later date and return it to our Secretary at or before the annual meeting;
•	provide our Secretary with a written notice of revocation dated later than the date of the proxy at or before the annual meeting; or
•	attend the annual meeting and vote in person. Note that attendance at the annual meeting will not revoke a proxy if you do not actually vote at the annual meeting.

What if I receive more than one proxy card?

Multiple proxy cards mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares.  We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare, Ltd., 250 Royall Street, Canton, Massachusetts 02021, and it may be reached at (781) 575-3400.

How will abstentions and broker non-votes be treated?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal.

What are broker non-votes?

If you are the beneficial owner of shares held in “street name” by a broker, your broker is the record holder of the shares, however the broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may exercise discretionary voting power to vote your shares with respect to routine matters, but the broker may not exercise discretionary voting power to vote your shares with respect to “non-routine” items. All of the matters identified in this document to be voted upon at the meeting are considered to be “routine” items. In the case of non-routine items, the shares that cannot be voted by your broker would be treated as “broker non-votes.” To avoid giving them the effect of negative votes, broker non-votes are disregarded for the purpose of determining the total number of votes cast or entitled to vote with respect to a proposal.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted. A quorum exists when the holders of a majority of the 50,039,071 shares of our common stock outstanding on July 6, 2006 are present at the meeting, in person or by proxy.

How many votes are needed to elect directors and approve other matters?

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the annual meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007 will be approved if the proposal receives the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

Will my vote be confidential?

Yes. We will continue our practice of keeping the votes of all stockholders confidential. Stockholder votes will not be disclosed to our directors, officers, employees or agents, except:

•	as necessary to meet applicable legal requirements;
•	in a dispute regarding authenticity of proxies and ballots;
•	in the case of a contested proxy solicitation, if the other party soliciting proxies does not agree to comply with the confidential voting policy; or
•	when a stockholder makes a written comment on the proxy card or otherwise communicates the vote to management.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board is currently comprised of ten directors. Effective on the date of our 2006 Annual Meeting of Stockholders, the Board has set the size of the Board at nine to reflect the Board’s decision to conclude Frank Palantoni's duties as Chief Executive Officer and President and not to re-nominate him to serve as a member of the Board.  Our Board has affirmatively determined that six of our directors are “independent,” as defined in the NYSE listing standards. Except for Mr. Palantoni, the remaining members of the Board are standing for reelection, to hold office until the next Annual Meeting of Stockholders.  The Proxies appointed by the Board intend to vote your proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. Each nominee elected as a director will continue in office until the 2007 Annual Meeting of Stockholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Information regarding our directors standing for reelection is set forth below:

Name	Age	Position
Peter C. Mann	64	Chairman of the Board, Chief Executive Officer and President
L. Dick Buell (1)(2)(5)	55	Director
John E. Byom (1)(2)(5)	52	Director
Gary E. Costley (1)(3)(5)	62	Director
David A. Donnini	40	Director
Ronald Gordon (2)(3)(4)(5)(6)	62	Director
Vincent J. Hemmer (4)	37	Director
Patrick Lonergan (1)(3)(4)(5)	71	Director
Raymond P. Silcock (2)(3)(4)(5)	55	Director
______________________
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Member of the Nominating and Corporate Governance Committee.
(4) Member of the Strategic Planning Committee
(5) Independent director as defined in Section 303A of the NYSE Listed Company Manual.
(6) Lead Director for non-management and executive sessions of the Board

There are no family relationships between or among any of our directors or executive officers.  Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Directors Standing for Reelection

Peter C. Mann, Chairman of the Board, has served as Chairman of the Board of Directors of the Company since its incorporation in June 2004. From June 2004 through August 2005, Mr. Mann was the Chief Executive Officer and President of the Company. From August 2005 through March 31, 2006, Mr. Mann served as Chief Executive Officer of the Company. On June 23, 2006, Mr. Mann was re-appointed Chief Executive Officer and President of the Company. Mr. Mann previously served as President and Chief Executive Officer of Medtech Holdings, Inc. (our predecessor company) (“Medtech”) since June 2001. Mr. Mann is a senior consumer and pharmaceutical products business executive with over 35 years of general management, marketing and sales experience. From 1973 to 2001, Mr. Mann served as the President of the Americas Division within Block Drug Company, Inc. and the only non-family member within the Office of Chief Executive. At Block Drug Company, Mr. Mann was responsible for the overall strategic and financial direction for the corporation and directly managed all business conducted in the United States, Canada, Mexico and South America. Mr. Mann joined Block Drug Company in 1973 as a Group Product Manager and subsequently served in numerous key positions including Vice President—New Products, Vice President—Consumer Products & Oral Care Division, Senior Vice President—U.S. Consumer Marketing & Sales, and President—U.S. Division during his career with the Block Drug Company. Prior to his joining Block Drug Company, he held senior management positions for such leading consumer products companies as The Mennen Company, Swift & Co. and Chemway, Inc. Mr. Mann is a graduate of Brown University.

L. Dick Buell, Director, has served as a director since November 2004. Mr. Buell is currently Chief Executive Officer and director of Catalina Marketing Corporation, which he joined in March 2004. From January 2002 to January 2004, Mr. Buell was Chief Executive Officer of WS Brands, a portfolio company of Willis Stein & Partners. From February 2000 to December 2001, Mr. Buell was President and Chief Operating Officer of Foodbrands America, Inc., a unit of Tyson Foods. Prior to that time, Mr. Buell spent 10 years at Griffith Laboratories, Inc. and served as Chief Executive Officer from 1992 to 1999. From 1983 to 1990, Mr. Buell served as Vice President of Marketing for Kraft Grocery Products and from 1979 to 1983 as a consultant at McKinsey & Company. Mr. Buell earned his B.S. in Engineering from Purdue University and his MBA from the University of Chicago.

John E. Byom, Director, was appointed as director in January 2006. Mr. Byom is the former Chief Financial Officer of International Multifoods Corporation. He left the company in March 2005 after 26 years including four years as Vice President Finance and Chief Financial Officer, from March 2000 to June 2004. Most recently, after the sale of Multifoods to The J.M. Smucker Company in June 2004, Mr. Byom was President of Multifoods Foodservice and Bakery Products. Prior to his time as Chief Financial Officer, Mr. Byom was President US Manufacturing from July 1999 to March 2000, and Vice President Finance and IT for the North American Foods Division from 1993 to 1999. Prior to 1993 he held various positions in finance and was an internal auditor for International Multifoods Corporation from 1979 to 1981. Mr. Byom earned his B.A. in Accounting from Luther College. Mr. Byom is currently a director of MGP Ingredients Inc.

Gary E. Costley Ph.D., Director, has served as a director since November 2004. Dr. Costley is currently managing partner at C&G Capital and Management, a private investment company, which he joined in July 2004. He previously served from 2001 to June 2004 as Chairman and Chief Executive Officer of International Multifoods Corporation and from 1997 to 2001 as its Chairman, President and Chief Executive Officer. From 1995 to 1996, Dr. Costley served as Dean of the Graduate School of Marketing at Wake Forest University. Prior to that time, Dr. Costley spent 24 years with the Kellogg Company where he held various positions of increasing responsibility, including his most recent role as President of Kellogg North America. Dr. Costley earned a BS in Animal Science and both an M.S. and Ph.D. in Nutrition from Oregon State University. Dr. Costley is currently a director of Principal Financial Group Inc., Accelrys, Inc. and Pharmacopeia Drug Discovery Inc.

David A. Donnini, Director, has served as a director since its incorporation in June 2004. Mr. Donnini is currently a Principal of GTCR Golder Rauner, LLC, which he joined in 1991. He previously worked as an associate consultant with Bain & Company. Mr. Donnini earned a B.A. in Economics summa cum laude, Phi Beta Kappa with distinction, from Yale University and a MBA from Stanford University where he was the Robichek Finance Award recipient and an Arjay Miller Scholar. Mr. Donnini is a director of various companies, including American Sanitary, Inc., Cardinal Logistics Management, InfoHighway Communications Corporation, Coinmach Service Corporation, Synagro Technologies Inc., Fairmount Food Group, LLC and Syniverse Holdings Inc.

Ronald Gordon, Director, was appointed as director in May 2005. Mr. Gordon was most recently President and Chief Operating Officer of Nice-Pak Products, Inc. from 2002 until his retirement in 2005. Prior to serving at Nice-Pak, Mr. Gordon was Chief Executive Officer for the North American operations of Beiersdorf, Inc. from 1997 through 2001. He also founded Gordon Investment Group in 1994 to finance and oversee a variety of start-up businesses. Earlier in his career, Mr. Gordon was the President and Chief Executive Officer of Goody Products Inc. and held senior positions at Playtex Family Products Corporation and Procter & Gamble. Mr. Gordon earned a B.S. in Finance at The Wharton School of the University of Pennysylvania and a MBA from Columbia University. Mr. Gordon is a director of Playtex Products, Inc., Oil-Dri Corporation of America and LaDove Inc.

Vincent J. Hemmer, Director, has served as a director since its incorporation in June 2004. Mr. Hemmer is currently a Principal with GTCR Golder Rauner, LLC and has been with GTCR since 1996. Mr. Hemmer previously worked as a consultant with the Monitor Company and an investment banker with Credit Suisse First Boston. He earned a B.S. in Economics, magna cum laude, and was a Benjamin Franklin Scholar at The Wharton School of the University of Pennsylvania. Mr. Hemmer received his MBA from Harvard University. Mr. Hemmer is currently a director of Fairmount Food Group and Synagro Technologies.

Patrick Lonergan, Director, was appointed as director in May 2005. Mr. Lonergan is the co-founder of Numark Laboratories, Inc. and has served as its President since January 1989. Prior to Numark, Mr. Lonergan was employed from 1959 to 1989 in various senior capacities by Johnson & Johnson, including Vice President & General Manager. Mr. Lonergan also served on the Board of Directors of Johnson & Johnson Products Inc., and was Chairman

of the Health Care Division Management Committee. Mr. Lonergan earned a B.S. in Business from Northern Illinois University. Mr. Lonergan is also a director of several private companies.

Raymond P. Silcock, Director, was appointed as director in January 2006. Since 2005, Mr. Silcock has been providing consulting services to Blackstone and Morgan Stanley. From 1998 to 2005, Mr. Silcock served as Vice President and Chief Financial Officer of Cott Corporation. Prior to being employed by the Cott Corporation, Mr. Silcock served as Chief Financial Officer of Delimex Holdings, Inc. From 1979 to 1997, Mr. Silcock was employed by Campbell Soup Company where he served in positions of increasing responsibility and became Vice President and Chief Financial Officer of Campbell Soup Company’s bakery and confectionary division. Mr. Silcock earned a MBA from the Wharton School of the University of Pennsylvania. Mr. Silcock is a Fellow of the Chartered Institute of Management Accountants (UK). Mr. Silcock is currently a director of Bacardi Limited.

The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting of stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE.

Additional Director Not Standing for Reelection

Frank Palantoni, Director, As stated previously, on June 23, 2006, the Board concluded Mr. Palantoni's duties as Chief Executive Officer and President and determined not to nominate him for reelection to the Board at the 2006 Annual Meeting of Stockholders. Mr. Palantoni served as President and Chief Operating Officer of the Company from August 2005 and became Chief Executive Officer and President of the Company on April 1, 2006. Mr. Palantoni was appointed as director in January 2006. From 1998 to 2005, Mr. Palantoni was employed by Novartis Pharmaceuticals AG where he served in positions of increasing responsibility which included being the Global President and Chief Executive Officer of the Gerber Products Company and Chief Executive Officer of Novartis Consumer Health, North America. From 1987 to 1998, Mr. Palantoni held positions of increasing responsibility at Groupe Danone which included being the Vice President of Marketing for the U.S. based Dannon Company, General Manager of International Franchise Operations, President and Chief Executive Officer of Griffins Foods in Australia and New Zealand, and General Manager of the New Ventures Division for Groupe Danone in North America. Mr. Palantoni’s early professional experiences include marketing and management positions with Procter & Gamble in household products and Nabisco in various food categories. Mr. Palantoni earned his B.S. from Tufts University and his MBA from Columbia University. Mr. Palantoni is currently a director of Lexicon Genetics Inc. and an independent advisor to Camelot Equity Partners, an investment firm co-founded by Mr. Palantoni.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board has a strong commitment to sound and effective corporate governance practices. The Company’s management and our Board has reviewed and continues to monitor our corporate governance practices in light of Delaware corporate law, United States federal securities laws and the listing requirements of the NYSE. Based on that review, the Board maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Conduct Policy, Code of Ethics for Senior Financial Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees were adopted by the Company for the purpose of transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and promoting compliance with all applicable rules and regulations that apply to the Company and its officers and directors. The Company’s Code of Conduct Policy, Code of Ethics for Senior Financial Employees,

Corporate Governance Guidelines and the Charters of the Audit, Compensation and Nominating and Corporate Governance Committees may be accessed at www.prestigebrandsinc.com, our Internet website. In addition, you may request, without charge, a copy of our Code of Conduct Policy, Code of Ethics for Senior Financial Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees by submitting a written request for any of such materials to: Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary.

Board of Directors

The Board held ten meetings during the fiscal year ended March 31, 2006. The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. Each of our directors attended 75% or more of the total number of meetings of the Board and those committees on which he served during the last fiscal year. The Board has a policy of expecting members of the Board to attend the annual meetings of the stockholders. Six out of seven members of our Board (as it was constituted on July 29, 2005) attended the Annual Meeting of Stockholders held on July 29, 2005.

With regard to non-management and executive sessions of the Board, the Board had utilized an informal rotation system for the selection of a Lead Director to preside over such meetings. However, on May 9, 2006, the Board decided to appoint Mr. Gordon as the Lead Director to preside over non-management and executive sessions of the Board.

Director Independence

In accordance with the NYSE’s listing requirements, the Board has evaluated each of its directors’ independence from the Company and its management based on the NYSE’s definition of “independence.” In its review of each director’s independence, the Board reviewed whether any transactions or relationships exist currently or, during the past three years existed, between each director and the Company and its subsidiaries, affiliates, equity investors or independent auditors. The Board also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on the Board’s review and the NYSE’s definition of “independence,” the Board has determined that a majority of the Board is “independent.” The independent directors are Messrs. Buell, Byom, Costley, Gordon, Lonergan and Silcock. The Board has also determined that each of the members of our Audit Committee is “independent” for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications with Directors

Stockholders may send communications to the Board or any committee thereof by writing to the Board or any such committee at Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact the Lead Director or any other non-management director by writing to the Lead Director c/o Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary. The Secretary will forward all stockholder communications to the Lead Director who will review and distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee c/o Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.” Alternatively, complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by our employees confidentially and anonymously by contacting the Company’s TeleSentry Hotline. TeleSentry is an independent third party that the Company has retained to receive anonymous complaints from its employees. TeleSentry may be reached by telephone at (888) 883-1499 or P.O. Box 161, Westport, CT 06881. TeleSentry may also be contacted by e-mail at resp@telesentry.org.

Audit Committee

Our Audit Committee is comprised of Messrs. Buell (Chairman), Byom, Gordon and Silcock, all of whom are “independent,” as defined in the NYSE listing standards and Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that Mr. Byom is an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee is responsible for, among other things: (1) the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit report on the Company’s annual financial statements for the fiscal year ending March 31, 2007; (2) reviewing the independence of the independent registered public accounting firm and taking, or recommending that our Board take, appropriate action to oversee their independence; (3) approving, in advance, all audit and non-audit services to be performed by the independent registered public accounting firm; (4) overseeing our accounting and financial reporting processes and the audits of our financial statements; (5) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (6) engaging independent counsel and other advisers as the Audit Committee deems necessary; (7) determining compensation of the independent registered public accounting firm, compensation of advisors hired by the Audit Committee and ordinary administrative expenses; (8) reviewing and assessing the adequacy of the Audit Committee’s formal written charter on an annual basis; and (9) handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time. Our Board adopted a written charter for our Audit Committee, which is available to our stockholders on our web site at www.prestigebrandsinc.com or is also available in print to any stockholder who makes such a request to the Company’s Secretary. A copy of the Audit Committee’s written charter was also attached to our Proxy Statement for the Annual Meeting of Stockholders held on July 29, 2005. PricewaterhouseCoopers LLP currently serves as our independent registered public accounting firm. The Audit Committee met 11 times during the fiscal year ended March 31, 2006.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Buell, Byom, Costley and Lonergan (Chairman), all of whom are “independent,” as defined in the NYSE listing standards. The Compensation Committee is responsible for, among other things: (1) determining, or recommending to our Board for determination, the compensation and benefits of all of our executive officers and independent non-employee directors; (2) reviewing our compensation and benefit plans to ensure that they meet corporate objectives; (3) administering our stock plans and other incentive compensation plans; and (4) such other matters that are specifically delegated to the Compensation Committee by our Board from time to time. Our Board adopted a written charter for our Compensation Committee, which is available to our stockholders on our web site at www.prestigebrandsinc.com or is also available in print to any stockholder who makes such a request to the Company’s Secretary. The Compensation Committee met 4 times during the fiscal year ended March 31, 2006.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Costley, Gordon (Chairman), Lonergan and Silcock, all of whom are “independent,” as defined in the NYSE listing standards. The Nominating and Corporate Governance Committee is responsible for, among other things: (1) selecting, or recommending to our Board for selection, nominees for election to our Board; (2) making recommendations to our Board regarding the size and composition of the Board, committee structure and makeup and retirement procedures affecting Board members; (3) monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance; and (4) such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by our Board from time to time. Our Board adopted a written charter for our Nominating and Corporate Governance Committee, which is available to our stockholders on our web site at www.prestigebrandsinc.com or is also available in print to any stockholder who makes such a request to the Company’s Secretary. The Nominating and Corporate Governance Committee met 2 times during the fiscal year ended March 31, 2006.

    The Nominating and Corporate Governance Committee will consider as potential nominees individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected. Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Company’s Amended and Restated Bylaws, as amended (the “Amended and Restated Bylaws”), and any applicable requirements of the Exchange Act.

The Nominating and Corporate Governance Committee identifies potential candidates for nomination as directors based on recommendations by our executive officers or directors. Generally, candidates have significant industry experience and have been known to one or more of the Board members. As noted above, the Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board. In evaluating candidates for nomination, the Nominating and Corporate Governance Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board in collectively serving the long-term interests of our stockholders. The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of the Company or by a stockholder.

Strategic Planning Committee

On June 23, 2006, the Board created the Strategic Planning Committee (effective as of May 18, 2006) which will assist and advise the Board and management on mergers, acquisitions, strategic planning and other related activities. The Strategic Planning Committee, which is initially comprised of Messrs. Silcock (Chairman), Hemmer, Lonergan and Gordon, is empowered to adopt a charter, form subcommittees, engage consultants and advisors and to otherwise act as directed by the Board. The Strategic Planning Committee is preparing a charter for review and approval by the Board.

Director Compensation

Directors who are not our employees or who are not otherwise affiliated with us or our principal stockholder, GTCR Golder Rauner, L.L.C. and its affiliates (collectively, “GTCR”), each receive a one-time grant of our common stock equal to $20,000 awarded as of the date of the first annual meeting of stockholders held after such director begins service on the Board. In addition, each director referenced in the immediately preceding sentence receives a $25,000 annual retainer fee, an annual $50,000 grant of restricted stock with a two-year vesting period, $1,500 for attendance at each Board meeting held in person, $1,000 for attendance at each Committee meeting held in person, $750 for each Board and Committee meeting held by telephone, and reimbursement for out-of-pocket expenses incurred in connection with Board and/or Committee participation. In addition to the foregoing, effective as of August 1, 2006, the Chairman of the Audit Committee, the Chairman of the Compensation Committee, the Chairman of the Nominating and Corporate Governance Committee (if not the Lead Director), the Chairman of the Strategic Planning Committee and the Lead Director will receive an annual retainer fee of $7,500, $5,000, $5,000, $5,000 and $7,500, respectively.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no director, executive officer, or person nominated to become a director or executive officer of the Company has within the last five years: (i) had a petition under Federal bankruptcy laws or any State insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (iv) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (iii)(a) above, or to be associated with persons engaged in any such activity; (v) been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the “SEC”) to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than 5% of any class of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company or security holder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2007. In making the decision to reappoint the independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP is incompatible with maintaining that firm’s independence.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirement. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board but in their discretion may still direct the appointment of PricewaterhouseCoopers LLP.

Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting of stockholders (assuming a quorum of a majority of the outstanding shares of common stock is present).

Principal Accountant Fees and Services

For the fiscal years ended March 31, 2006 and 2005, the following fees were billed by PricewaterhouseCoopers LLP to the Company (or its predecessors) for the indicated services:

	2006	2005
Audit Fees	$826,000	$300,200
Audit-Related Fees	--	--
Tax Fees	293,624	139,631
All Other Fees	99,850	1,500,000
Total Independent Accountant’s Fees	$1,219,474	$1,939,831

      Audit Fees. Consisted of fees billed for professional services rendered for (i) the audit of our consolidated financial statements and internal control over financial reporting; (ii) the review of the interim consolidated financial statements included in quarterly reports; (iii) the restatement of prior period financial statements; and (iv) the services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consisted of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services included employee benefit plan audits and attest services that were not required by statute or regulation.

Tax Fees. Consisted of fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.

All Other Fees. Consisted of fees for products and services other than the services reported above. In the fiscal year ended March 31, 2005, these services included due diligence and related consultations in connection with: (i) the acquisition of Vetco, Inc.; (ii) the Registration Statement on Form S-4 with respect to the exchange offer for our 9¼% senior subordinated notes; (iii) the Registration Statement on Form S-1 with respect to our previously contemplated income deposit security offering; and (iv) the Registration Statement on Form S-1 with respect to our initial public offering. In the fiscal year ended March 31, 2006, these services included due diligence services in connection with the acquisition of Dental Concepts, LLC.

Auditor Independence

The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP’s independence from the Company.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Since January 2005, all audit and non-audit services were approved in accordance with the Audit Committee’s pre-approval policies. A copy of the Audit Committee’s pre-approval policy is available in print to any stockholder who makes such a request to the Company’s Secretary.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 6, 2006 by: (1) each of the executive officers named in the Summary Compensation Table; (2) each of our directors; (3) all directors and executive officers as a group; and (4) each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock. All information with respect to beneficial ownership of a director and executive officer named in the Summary Compensation Table has been furnished to us by the respective director and executive officer. All information with respect to beneficial ownership of a five percent beneficial owner of our common stock was obtained from such beneficial owner’s Schedule 13G filed with the SEC or the Company’s investor relations database, as applicable. Unless otherwise indicated, (i) each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his or its name; and (ii) the address of each person named in the table below is c/o Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533.

	Shares Beneficially Owned
Name of Beneficial Owner	Number (1)	Percentage (2)
5% Stockholders:
GTCR Funds (3)	14,973,785	29.9%
FMR Corp. (4)	5,004,089	10.0%
The Bank of New York Co., Inc. (5)	3,009,135	6.0%
Scopia Management Inc. (6)	2,612,979	5.2%
Directors and Named Executive Officers:
Peter C. Mann (7)	762,950	1.5%
Frank Palantoni (8)	2,390	*
Peter J. Anderson (9)	234,885	*
Gerard F. Butler (10)	170,006	*
Charles N. Jolly	2,700	*
L. Dick Buell (11)	4,000	*
John E. Byom	--	--
Gary E. Costley (12)	4,000	*
David A. Donnini (13)	14,973,785	29.9%
Ronald Gordon (14)	14,000	*
Vincent J. Hemmer (13)	14,973,785	29.9%
Patrick Lonergan (15)	5,200	*
Raymond P. Silcock	--	--
All directors and executive officers as a group (13 persons)	16,173,916	32.3%
__________________

* Denotes less than one percent.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security; or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of July 6, 2006.

(2)	Percent is based on 50,039,071 shares of our common stock outstanding as of July 6, 2006.

(3)
Amounts shown reflect the aggregate interests held by GTCR Fund VIII, L.P. (‘‘Fund VIII’’), GTCR Fund VIII/B, L.P. (‘‘Fund VIII/B’’), GTCR Co-Invest II, L.P. (‘‘Co-Invest II’’) and GTCR Capital Partners, L.P. (‘‘Capital Partners’’) (collectively, the ‘‘GTCR Funds’’). The address of each entity comprising the GTCR Funds is c/o GTCR Golder Rauner, L.L.C., 6100 Sears Tower, Chicago, Illinois 60606. The information disclosed herein was obtained from the Schedule 13G filed with the SEC by the GTCR Funds and certain other affiliates on February 10, 2006.

(4)	The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The information disclosed herein was obtained from Amendment No. 1 to Schedule 13G delivered to the Company by FMR Corp.

(5)
The Bank of New York Co., Inc. and The Bank of New York have shared voting and dispositive power with respect to the number of shares disclosed herein. The address for The Bank of New York Co., Inc. and The Bank of New York is One Wall Street, New York, New York 10004. The information disclosed herein was obtained from the Schedule 13G filed with the SEC by The Bank of New York Co., Inc. and The Bank of New York on February 15, 2006.

(6)
The address for Scopia Management Inc. is 450 Seventh Avenue, 43rd Floor, New York, New York 10123. The information disclosed herein was obtained from an investor relations database utilized by the Company.

(7)	Includes 23,127 shares of our restricted common stock that vest during the period from July 7, 2006 through September 4, 2006.

(8)
Mr. Palantoni concluded his duties as Chief Executive Officer and President on June 23, 2006. Mr. Palantoni will continue as a director through the date of the 2006 Annual Meeting of Stockholders, at which time his term as a director shall end.

(9)	Includes 8,457 shares of our restricted common stock that vest during the period from July 7, 2006 through September 4, 2006.

(10)	Includes 8,070 shares of our restricted common stock that vest during the period from July 7, 2006 through September 4, 2006.

(11)	Includes 2,222 shares of our restricted common stock that vest on July 29, 2006.

(12)	Includes 2,222 shares of our restricted common stock that vest on July 29, 2006.

(13)
Represents shares held by the GTCR Funds as described in note (3) above. Messrs. Donnini and Hemmer are each principals and/or members of GTCR Golder Rauner, L.L.C. (‘‘GTCR’’) and GTCR Golder Rauner II, L.L.C. (‘‘GTCR II’’). GTCR is the general partner of GTCR Partners VI, L.P., the general partner of GTCR Mezzanine Partners, L.P., the general partner of Capital Partners. GTCR II is the general partner of GTCR Partners VIII, L.P. (‘‘Partners VIII’’) and Co-Invest II. Partners VIII is the general partner of Fund VIII and Fund VIII/B. Accordingly Messrs. Donnini and Hemmer may be deemed to beneficially own the shares owned by the GTCR Funds. Each of Messrs. Donnini and Hemmer disclaims beneficial ownership of any such shares in which he does not have a pecuniary interest. The address of each of Messrs. Donnini and Hemmer is c/o GTCR Golder Rauner, L.L.C., 6100 Sears Tower, Chicago, Illinois 60606.

(14)	Includes 2,222 shares of our restricted common stock that vest on July 29, 2006.

(15)	Includes 2,222 shares of our restricted common stock that vest on July 29, 2006.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table sets forth certain information regarding our 2005 Long-Term Equity Incentive Plan (the “2005 Incentive Plan”) as at March 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	61,776 (1)	$12.95	4,740,211

Equity compensation plans not approved by security holders	-	-	-

Total	61,776 (1)	$12.95	4,740,211

(1)
On June 23, 2006, the options to purchase 61,776 shares of the Company’s common stock were forfeited by Mr. Palantoni when he concluded his duties as Chief Executive Officer and President of the Company.

EXECUTIVE COMPENSATION AND OTHER MATTERS

General

Our executive officers are as follows:

Name	Age	Position
Peter C. Mann	64	Chairman of the Board, Chief Executive Officer and President
Peter J. Anderson	51	Chief Financial Officer
Gerard F. Butler	57	Chief Sales Officer
Michael A. Fink	61	Senior Vice President - Marketing, OTC/Personal Care
Charles N. Jolly	63	General Counsel and Secretary
Eric M. Millar	62	Senior Vice President - Operations
Charles Schrank	56	Senior Vice President - Marketing, Household

Biographical information for Mr. Mann is set forth above under “Proposal No. 1 - Election of Directors.”

Peter J. Anderson, Chief Financial Officer, has served as Chief Financial Officer of the Company since its incorporation in June 2004 and previously served as Chief Financial Officer of Medtech since joining in April 2001. Mr. Anderson is a senior financial executive with extensive experience in the brand name consumer goods and over-the-counter pharmaceutical industries, both domestically and internationally. Prior to joining Medtech, Mr. Anderson served as the Chief Financial Officer for Block Drug Company, Inc. from April, 1999 to March 2001, the Coach and Aris/Isotoner divisions of the Sara Lee Corporation from June 1996 to April 1999 and Lancaster Group USA, a division of Benckiser from March 1994 to June 1996. Other prior positions include Vice President of Finance of the

International Division at Sterling Winthrop Inc. and Vice President of Finance at Sterling Health-USA. Mr. Anderson received his B.A. and MBA from Fairleigh Dickinson University and is a certified public accountant.

Gerard F. Butler, Chief Sales Officer, has served as Chief Sales Officer of the Company since its incorporation in June 2004 and previously served as the Chief Sales Officer of Medtech since joining in September 2001. Mr. Butler is a senior management executive with over 30 years of consumer products experience. Prior to joining Medtech, Mr. Butler served from April 1983 to April 2001 as the Vice President of Consumer Products Sales for Block Drug Company, Inc. where, at the age of 34, he was named their youngest ever Vice President. In the latter part of his 26 year career at Block Drug Company, Inc., Mr. Butler reported directly to the president of Block Drug Company, Inc. and provided sales, marketing and strategic leadership for all of Block Drug Company, Inc.’s consumer brands. Previously, he held sales and sales management positions with Procter & Gamble and Purex Corporation. Mr. Butler has a B.S. and an MBA from Manhattan College.

Michael A. Fink, Senior Vice President - Marketing, OTC/Personal Care has served as Senior Vice President - Marketing, OTC/Personal Care of the Company since its incorporation in June 2004 and previously served as Senior Vice President - Marketing, OTC/Personal Care of Medtech since joining Medtech in February 2002. Mr. Fink is an executive with extensive experience in marketing over-the-counter personal care and consumer products. Prior to joining Medtech, Mr. Fink served as Vice President & General Manager Business & Marketing Development for Block Drug Company, Inc. from March 1998 to May 2001 where he reported directly to the President of Block Drug Company. Mr. Fink left Block Drug Company in May 2001 in connection with its sale to GlaxoSmithKline and worked as an independent consultant until joining Medtech in February 2002. In his 25 year career at Block Drug Company, Mr. Fink held various executive positions including Vice President—General Manager of the Household Products Division, where he oversaw such brands as 2000 Flushes, X-14, Carpet Fresh and Lava. Mr. Fink is a graduate of American University.

Charles N. Jolly, General Counsel and Secretary, has served as General Counsel and Secretary since August 2005. Prior to joining the Company, Mr. Jolly was Of Counsel in the law firm Baker, Donelson, Bearman, Caldwell and Berkowitz, PC from January 1998 to August 2005. Mr. Jolly also served as Vice President and General Counsel of Chattem, Inc. from January 1977 to January 1994. Mr. Jolly has also served in the legal departments of Miles Laboratories, Inc. and Swift & Company. Mr. Jolly received a B.A. from Holy Cross College and a J.D. from George Washington University. Mr. Jolly is licensed to practice law in the District of Columbia and Tennessee.

Eric M. Millar, Senior Vice President - Operations, has served as Senior Vice President - Operations of the Company since its incorporation in June 2004. Mr. Millar was employed by The Spic and Span Company, one of the Company’s subsidiaries, from December 2001 through June 2004. From January 2000 to November 2001, Mr. Millar was the owner and director of Point Management Services, a business consultancy based in the United Kingdom, and carried out manufacturing and logistics assignments for both UK and USA based companies.

Charles Schrank, Senior Vice President - Marketing, Household, has served as Senior Vice President - Marketing, Household of the Company since its incorporation in June 2004 and previously served as a Senior Vice President - Marketing, Household of Medtech since joining Medtech in January 2001. Prior to joining Medtech, Mr. Schrank served as Vice President of Marketing for Block Drug Company, Inc. from August 1994 to January 2001. Prior to that time, Mr. Schrank held various marketing positions of increasing responsibility after joining Block Drug Company in 1978.

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of March 31, 2006 and whose annual salary and bonus during the fiscal year ended March 31, 2006 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table
					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Annual Salary ($)	Compensation Bonus (1) ($)		Restricted Stock Awards (2) ($)		Securities Underlying Options (#)		All Other Compensation (3) ($)

Peter C. Mann	2006	442,000	0		-		-		51,745 (4)
Chairman of the Board and Chief Executive Officer	2005 2004	425,000 415,265	212,500 2,506,701	(5)	- -		- -		12,300 12,000

Frank Palantoni (6)	2006	220,096	140,000		400,000	(7)	61,776	(8)	-
President and Chief Operating Officer

Peter J. Anderson	2006	309,000	0		-		-		12,600
Chief Financial Officer	2005 2004	297,000 295,962	118,800 237,602	(9)	- -		- -		12,300 12,000

Gerard F. Butler	2006	236,000	0		-		-		12,600
Chief Sales Officer	2005	227,000	90,800		-		-		12,300
	2004	218,000	169,363	(10)	-		-		12,000

Charles N. Jolly (11)	2006	215,000	0		400,000	(12)	-		-
General Counsel and Secretary

(1)	Bonus payments for any given fiscal year are paid promptly after completion of the audit for such fiscal year.

(2)
As of March 31, 2006, each of Messrs. Palantoni and Jolly owned 30,888 and 32,468 shares of restricted common stock, respectively, which vest based on certain earnings per share and revenue targets set by the Compensation Committee. The value of the restricted common stock owned by each of Messrs. Palantoni and Jolly as of March 31, 2006 was $375,906.96 and $395,135.56, and were calculated using the closing price of our common stock on March 31, 2006 which was $12.17. No dividends, to the extent declared and paid on our unrestricted common stock, will be paid on our unvested restricted common stock.

(3)	Consists of matching payments under our 401(k) plan. Payments are earned during the fiscal year reported and paid into the 401(k) plan promptly after completion of the audit for such fiscal year.

(4)
Includes the payment by the Company of $39,145 to Mr. Mann’s legal counsel on behalf of Mr. Mann in connection with the negotiation and execution of Mr. Mann’s Senior Management Agreement dated as of March 21, 2006.

(5)
Includes a bonus of $2,251,663 paid in connection with the acquisition of Medtech and bonuses of $100,063 and $154,975 related to the performance of The Spic and Span Company (“Spic and Span”) and Medtech, respectively.

(6)
Mr. Palantoni joined the Company in August 2005 and concluded his duties as Chief Executive Officer and President on June 23, 2006. Mr. Palantoni will continue as a director through the date of the 2006 Annual Meeting of Stockholders, at which time his term as a director shall end.

(7)
Represents the value of a restricted stock award granted on August 4, 2005 pursuant to the Company’s 2005 Incentive Plan. The number of shares issued pursuant to the August 4, 2005 restricted stock award was calculated using the closing stock price on August 4, 2005 which was $12.95, as quoted on the NYSE. 30,888 shares of restricted stock were granted to Mr. Palantoni on August 4, 2005 which vest based on certain earnings per share and revenue targets established by the Compensation Committee. On June 23, 2006, all of the shares of the restricted common stock of the Company held by Mr. Palantoni were forfeited by him when he concluded his duties as Chief Executive Officer and President of the Company.

(8)
On June 23, 2006, the options to purchase 61,776 shares of the Company’s common stock were forfeited by Mr. Palantoni when he concluded his duties as Chief Executive Officer and President of the Company.

(9)	Includes a bonus of $123,852 paid in connection with the acquisition of Medtech and bonuses of $28,250 and $85,500 related to the performance of Spic and Span and Medtech, respectively.

(10)	Includes a bonus of $82,363 paid in connection with the acquisition of Medtech and bonuses of $21,600 and $65,400 related to the performance of Spic and Span and Medtech, respectively.

(11)	Mr. Jolly was appointed General Counsel and Secretary of the Company on August 1, 2005.

(12)
Represents the value of a restricted stock award granted on October 1, 2005 pursuant to the Company’s 2005 Incentive Plan. The number of shares issued pursuant to the October 1, 2005 restricted stock award was calculated using the closing stock price on September 30, 2005 which was $12.32, as quoted on the NYSE. 32,468 shares of restricted stock were granted to Mr. Jolly on October 1, 2005 which vest based on certain earnings per share and revenue targets established by the Compensation Committee.

Options Granted in Fiscal 2006

We granted the following options to our Named Executive Officers during the fiscal year ended March 31, 2006.
Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Frank Palantoni	61,776 (1)	100%	$12.95	8/3/2013	381,964	914,870

(1)
The options vest in five equal annual installments beginning on August 4, 2006. As of June 23, 2006, Mr. Palantoni’s options were forfeited when he concluded his duties as Chief Executive Officer and President of the Company.

Aggregated Option Exercises in Fiscal 2006 and Fiscal Year End Option Values

The following table contains certain information regarding stock options exercised during the fiscal year ended March 31, 2006 and options to purchase our common stock held as of March 31, 2006, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights.  As of March 31, 2006, we had no freestanding stock appreciation rights outstanding.

	Shares		Number of Securities Underlying Unexercised Options at 3/31/06 (#)		Value of Unexercised In-the-Money Options at 3/31/06 (1)
Name	Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
Frank Palantoni	-	-	0	61,776 (2)	0	0

(1)	Calculated on the basis of $12.17 per share, the closing sales price of the common stock on the NYSE on March 31, 2006, less the exercise price payable for such shares.

(2)
On June 23, 2006, the options to purchase 61,776 shares of the Company’s common stock were forfeited by Mr. Palantoni when he concluded his duties as Chief Executive Officer and President of the Company.

Senior Management/Employment Agreements

Peter C. Mann

On March 21, 2006, Mr. Mann entered into a Senior Management Agreement (the “Mann Senior Management Agreement”) with the Company and Prestige Brands, Inc. (the “Employer”), a wholly-owned subsidiary of the Company, which superseded the Amended and Restated Senior Management Agreement, dated as of February 4, 2005, by and among Prestige International Holdings LLC (“Holdings LLC”), the Company, the Employer and Mr. Mann. Pursuant to the Mann Senior Management Agreement, Mr. Mann is employed by the Employer for the period beginning as of February 4, 2005 through and including his separation from the Employer pursuant to the terms of the Mann Senior Management Agreement (the “Mann Employment Period”). From the commencement of the Mann Employment Period through and including March 31, 2006, Mr. Mann shall serve as the Chief Executive Officer and Chairman of the Board of the Employer. Beginning on April 1, 2006, Mr. Mann relinquished his title of Chief Executive Officer but continues to serve as Chairman of the Board. Commencing on April 1, 2006, Mr. Mann became a part-time employee and is not expected or required to work more than twenty-five (25) days per quarter.

For the Employment Period through and including March 31, 2006, the Employer paid Mr. Mann a base salary of $442,000 per annum. Beginning on April 1, 2006, the Employer shall pay to Mr. Mann an annual base salary equal to $225,000. At the end of each fiscal year covered by the Mann Senior Management Agreement, Mr. Mann shall be eligible to earn a bonus pursuant to such subjective and objective criteria as the Board in conjunction with the Compensation Committee, shall, from time to time, adopt; provided, however, that Mr. Mann’s target bonus percentage for the fiscal year beginning April 1, 2006 shall be 75% of his annual base salary and shall provide for a maximum potential bonus payment of 150% of annual base salary; and further provided that any actual bonus award paid to Mr. Mann shall be subject to approval of the Employer’s Board, in conjunction with the Compensation Committee. In addition, during the Mann Employment Period, Mr. Mann will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, the Employer and their subsidiaries, which may include group medical, dental, life and disability insurance policies (without extraordinary premium expense to the Company or the Employer) in light of Mr. Mann’s reduced-time schedule. The Board, in conjunction with the Compensation Committee, shall review the annual base salary of Mr. Mann and may increase or decrease the annual base salary by such amount as the Board, in conjunction with the Compensation Committee, in their sole discretion, shall deem appropriate.

Pursuant to the Mann Senior Management Agreement, the Mann Employment Period will continue until the earliest of: (i) Mr. Mann’s death, disability or resignation from employment with the Company, the Employer and their respective subsidiaries; (ii) the Company, the Employer and their respective subsidiaries decide to terminate Mr. Mann’s employment with or without cause; or (iii) March 31, 2007, or such other later date as the parties thereto may mutually agree. If Mr. Mann’s employment is terminated without cause or Mr. Mann resigns from employment with the Company, the Employer or any of their respective subsidiaries for good reason, then during the period commencing on the date of termination of the Mann Employment Period and ending on March 31, 2007, the employer shall pay to Mr. Mann, in equal installments in accordance with the Employer’s regular payroll, an aggregate amount equal to (I) his pro-rata base salary from his termination date to March 31, 2007, plus (II) an amount equal to the annual bonus, if any, paid or payable to Mr. Mann by the Employer for the last fiscal year ended prior to the date of termination. In addition, if Mr. Mann is entitled on the date of termination to coverage under the medical and prescription portion of the Employer’s welfare plans, such coverage shall continue for Mr. Mann and his covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Mr. Mann with respect to those costs paid by Mr. Mann prior to the date of termination.

As of the date of the Mann Senior Management Agreement, Mr. Mann owned 281,372 shares of common stock that were subject to vesting. Pursuant to the terms of the Mann Senior Management Agreement, 140,686 shares of common stock are scheduled to vest on each of March 1, 2006 and 2007 if Mr. Mann has been continuously employed by the Company, the Employer or any of their respective subsidiaries from March 1, 2006 to through and including such date. If Mr. Mann ceases to be employed by the Company, the Employer and their respective subsidiaries on any date other than an anniversary date specified above, the cumulative percentage of shares of common stock subject to vesting that will vest shall be determined on a straight-line pro rata basis according to the number of days elapsed since March 1, 2006, as compared with the date of vesting. Upon the occurrence of a sale of the Company, all shares of common stock subject to vesting shall become vested at the time of the consummation of the sale of the Company, if, as of such time, Mr. Mann has been continuously employed by the Company, the Employer or any of their respective subsidiaries from March 1, 2006 through and including such date. In the event that Mr. Mann dies or becomes disabled during the term of the Mann Senior Management Agreement, all shares of common stock subject to vesting shall immediately vest in Mr. Mann or his estate, as appropriate.

Subject to certain restrictions, the Company will have the right to repurchase from Mr. Mann and his transferees all or any portion of the shares of common stock subject to vesting in the event Mr. Mann ceases to be employed by the Company, the Employer and their respective subsidiaries for any reason. The purchase price to be paid by the Company for each share of common stock subject to vesting will be the lesser of (i) Mr. Mann’s original cost for the share; and (ii) the fair market value of such unvested share as of the date upon which the Company notifies Mr. Mann or his transferees of its election to repurchase the unvested shares.

The Mann Senior Management Agreement also contains certain confidentiality, non-competition and non-solicitation provisions as well as other provisions that are customary for an executive employment agreement.

On June 23, 2006, Mr. Mann was reappointed the Chief Executive Officer and President of the Company on an interim basis at an annualized salary of $442,000.

Peter J. Anderson

As of February 4, 2005, Holdings LLC, the Company and the Employer entered into an Amended and Restated Senior Management Agreement with Mr. Anderson (the “Anderson Senior Management Agreement”) which amended and restated the Senior Management Agreement, as amended, dated as of February 6, 2004, by and among Holdings LLC, the Employer and Mr. Anderson. Pursuant to the Anderson Senior Management Agreement, Mr. Anderson is employed by the Employer for the period beginning as of February 6, 2004 through and including his separation from the Employer pursuant to the terms of the Anderson Senior Management Agreement (the “Anderson Employment Period”). From the commencement of the Anderson Employment Period through and including termination of employment pursuant to the Anderson Senior Management Agreement, Mr. Anderson shall serve as the Chief Financial Officer of the Employer. During the Anderson Employment Period, the Employer will pay Mr. Anderson a base salary of $285,000 per annum. In addition, during the Anderson Employment Period, Mr. Anderson will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, the Employer and their subsidiaries, which shall include vacation time and medical, dental, life and disability insurance. The Board, on a basis consistent with past practice, shall review the annual base salary of Mr. Anderson and may increase the annual base salary by such amount as the Board, in its sole discretion, shall deem appropriate.

    Pursuant to the terms of the Anderson Senior Management Agreement, Mr. Anderson’s employment will continue until (i) his death, disability or resignation from employment with the Company, the Employer and their respective subsidiaries; or (ii) the Company, the Employer and their respective subsidiaries decide to terminate Mr. Anderson’s employment with or without cause. If (A) Mr. Anderson’s employment is terminated without cause; or (B) Mr. Anderson resigns from employment with the Company, the Employer or any of their respective subsidiaries for good reason, then during the period commencing on the date of termination of employment and ending on the first anniversary date thereof, the Employer shall pay to Mr. Anderson, in equal installments in accordance with the Employer’s regular payroll, an aggregate amount equal to (I) Mr. Anderson’s annual base salary, plus (II) an amount equal to the annual bonus, if any, paid or payable to Mr. Anderson by the Employer for the last fiscal year ended prior to the date of termination. In addition, if Mr. Anderson is entitled on the date of termination to coverage under the medical and prescription portions of the welfare plans, such coverage shall continue for Mr. Anderson and his covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Mr. Anderson with respect to those costs paid by Mr. Anderson prior to the date of termination.

As of the date of the Anderson Senior Management Agreement, Mr. Anderson owned 456,864 shares of common stock that were subject to vesting. Pursuant to the terms of the Anderson Senior Management Agreement, the shares of common stock subject to vesting shall vest on a straight line pro rata basis through February 6, 2009. If Mr. Anderson ceases to be employed by the Company, the Employer and their respective subsidiaries, the cumulative percentage of shares of common stock subject to vesting that will vest shall be determined on a pro rata basis according to the number of days elapsed since the relevant milestone date. Upon the occurrence of a sale of the Company, all shares of common stock subject to vesting shall become vested at the time of the consummation of the sale of the Company, if, as of such time, Mr. Anderson has been continuously employed by the Company, the Employer or any of their respective subsidiaries.

Subject to certain restrictions, the Company will have the right to repurchase from Mr. Anderson and his transferees all or any portion of the shares of common stock subject to vesting in the event Mr. Anderson ceases to be employed by the Company, the Employer and their respective subsidiaries for any reason. The purchase price to be paid by the Company for each share of common stock subject to vesting will be the lesser of (i) Mr. Anderson’s original cost for a common unit in Holdings LLC; and (ii) the fair market value of such unvested share as of the date upon which the Company notifies Mr. Anderson or his transferees of its election to repurchase the unvested shares.

The Anderson Senior Management Agreement also contains certain confidentiality, non-competition, non-solicitation provisions and securities transfer restrictions as well as other provisions that are customary for an executive employment agreement.

Gerard F. Butler

As of February 4, 2005, Holdings LLC, the Company, and the Employer entered into an Amended and Restated Senior Management Agreement with Mr. Butler (the “Butler Senior Management Agreement”) which amended and restated the Senior Management Agreement, as amended, dated as of February 6, 2004, by and among Holdings LLC, the Employer and Mr. Butler. Pursuant to the Butler Senior Management Agreement, Mr. Butler is employed by the Employer for the period beginning as of February 6, 2004 through and including his separation from the Employer pursuant to the terms of the Butler Senior Management Agreement (the “Butler Employment Period”). From the commencement of the Butler Employment Period through and including termination of employment pursuant to the Butler Senior Management Agreement, Mr. Butler shall serve as the Chief Sales Officer of the Employer. During the Butler Employment Period, the Employer will pay Mr. Butler a base salary of $218,000 per annum. In addition, during the Butler Employment Period, Mr. Butler will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, the Employer and their subsidiaries, which shall include vacation time and medical, dental, life and disability insurance. The Board, on a basis consistent with past practice, shall review the annual base salary of Mr. Butler and may increase the annual base salary by such amount as the Board, in its sole discretion, shall deem appropriate.

Pursuant to the terms of the Butler Senior Management Agreement, Mr. Butler’s employment will continue until (i) his death, disability or resignation from employment with the Company, the Employer and their respective subsidiaries; or (ii) the Company, the Employer and their respective subsidiaries decide to terminate Mr. Butler’s employment with or without cause. If (A) Mr. Butler’s employment is terminated without cause; or (B) Mr. Butler resigns from employment with the Company, the Employer or any of their respective subsidiaries for good reason, then during the period commencing on the date of termination of employment and ending on the first anniversary date thereof, the Employer shall pay to Mr. Butler, in equal installments in accordance with the Employer’s regular payroll, an aggregate amount equal to (I) Mr. Butler’s annual base salary, plus (II) an amount equal to the annual bonus, if any, paid or payable to Mr. Butler by the Employer for the last fiscal year ended prior to the date of termination. In addition, if Mr. Butler is entitled on the date of termination to coverage under the medical and prescription portions of the welfare plans, such coverage shall continue for Mr. Butler and his covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Mr. Butler with respect to those costs paid by Mr. Butler prior to the date of termination.

As of the date of the Butler Senior Management Agreement, Mr. Butler owned 363,311 shares of common stock that were subject to vesting. Pursuant to the terms of the Butler Senior Management Agreement, the shares of common stock subject to vesting shall vest on a straight line pro rata basis through February 6, 2009. If Mr. Butler ceases to be employed by the Company, the Employer and their respective subsidiaries, the cumulative percentage of shares of common stock subject to vesting that will vest shall be determined on a pro rata basis according to the number of days elapsed since the relevant milestone date. Upon the occurrence of a sale of the Company, all shares of common stock subject to vesting shall become vested at the time of the consummation of the sale of the Company, if, as of such time, Mr. Butler has been continuously employed by the Company, the Employer or any of their respective subsidiaries.

Subject to certain restrictions, the Company will have the right to repurchase from Mr. Butler and his transferees all or any portion of the shares of common stock subject to vesting in the event Mr. Butler ceases to be employed by the Company, the Employer and their respective subsidiaries for any reason. The purchase price to be paid by the Company for each share of common stock subject to vesting will be the lesser of (i) Mr. Butler’s original cost for a common unit in Holdings LLC; and (ii) the fair market value of such unvested share as of the date upon which the Company notifies Mr. Butler or his transferees of its election to repurchase the unvested shares.

The Butler Senior Management Agreement also contains certain confidentiality, non-competition, non-solicitation provisions and securities transfer restrictions as well as other provisions that are customary for an executive employment agreement.

Charles N. Jolly

As of August 1, 2005, the Company entered into an Executive Employment Agreement with Mr. Jolly (the “Jolly Employment Agreement”) pursuant to which Mr. Jolly shall serve as the Company’s Secretary and General Counsel. During the term of Mr. Jolly’s employment, the Company will pay to him a base salary of $300,000 per annum. In addition, Mr. Jolly shall be eligible for and participate in the Company’s Annual Incentive Compensation Plan under which he shall be eligible for an annual target bonus payment of not less than 45%. During the term of Mr. Jolly’s employment with the Company, he will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, the Employer and their subsidiaries, which shall include vacation time and medical, dental, life and disability insurance. The Board, on a basis consistent with past practice, shall review the annual base salary of Mr. Jolly and may increase the annual base salary by such amount as the Board, in its sole discretion, shall deem appropriate.

Pursuant to the terms of the Jolly Employment Agreement, Mr. Jolly’s employment will continue until (i) his death, disability or resignation from employment with the Company, the Employer and their respective subsidiaries; or (ii) the Company, the Employer and their respective subsidiaries decide to terminate Mr. Jolly’s employment with or without cause. If (A) Mr. Jolly’s employment is terminated without cause; or (B) Mr. Jolly resigns from employment with the Company, the Employer or any of their respective subsidiaries for good reason, then during the period commencing on the date of termination of employment and ending on the first anniversary date thereof, the Company shall pay to Mr. Jolly, in equal installments in accordance with the Company’s regular payroll, an aggregate amount equal to (I) Mr. Jolly’s annual base salary, plus (II) an amount equal to the annual bonus, if any, paid or payable to Mr. Jolly by the Company for the last fiscal year ended prior to the date of termination. In addition, if Mr. Jolly is entitled on the date of termination to coverage under the medical and prescription portions of the welfare plans, such coverage shall continue for Mr. Jolly and his covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Mr. Jolly with respect to those costs paid by Mr. Jolly prior to the date of termination.

      The Jolly Employment Agreement also contains certain confidentiality, non-competition and non-solicitation provisions as well as other provisions that are customary for an executive employment agreement.

    Our 2005 Incentive Plan provides that in the event of a change in control of the Company and under certain circumstances, any stock options or restricted stock issued by the Company shall become fully vested. In addition, pursuant to the 2005 Incentive Plan, the Compensation Committee shall have the authority to grant stock options or restricted stock that become fully vested solely upon a change in control of the Company.

Frank Palantoni

As of August 15, 2005, the Company entered into an Executive Employment Agreement with Mr. Palantoni (the “Palantoni Employment Agreement”) pursuant to which Mr. Palantoni shall serve as the Company’s President and Chief Operating Officer. During the term of Mr. Palantoni’s employment, the Company will pay to him a base salary of $350,000 per annum. In addition, Mr. Palantoni shall be eligible for and participate in the Company’s Annual Incentive Compensation Plan under which he shall be eligible for an annual target bonus payment of not less than 60% with a maximum of 120% of annual base salary. Mr. Palantoni’s annual bonus for the fiscal year ended March 31, 2006 was guaranteed but was adjusted pro rata based on the target bonus of 60% regardless of the Company’s performance. Upon execution by Mr. Palantoni of the Palantoni Employment Agreement, Mr. Palantoni was awarded (i) restricted stock of the Company which will vest over three years conditioned on certain performance criteria where the number of shares awarded was determined by dividing $400,000 by the closing price of the stock on the date of grant; and (ii) stock options of eight years duration to vest over five years (20% annually) where the number of options was determined by dividing $800,000 by the closing price of the stock on the date of grant. In the event of a change of control wherein 80% or more of the voting stock or assets of the Company are purchased by a third party, or parties in common control, all restricted stock and stock options shall vest in full immediately. During the term of Mr. Palantoni’s employment with the Company, he will be entitled to such other benefits approved by the Board and made available to the senior management of the Company, the Employer and their subsidiaries, which shall include vacation time and medical, dental, life and disability insurance. The Board, on a basis consistent with past practice, shall review the annual base salary of Mr. Palantoni and may increase the annual base salary by such amount as the Board, in its sole discretion, shall deem appropriate.

Pursuant to the terms of the Palantoni Employment Agreement, Mr. Palantoni’s employment will continue until (i) his death, disability or resignation from employment with the Company, the Employer and their respective subsidiaries; or (ii) the Company, the Employer and their respective subsidiaries decide to terminate Mr. Palantoni’s employment with or without cause. If (A) Mr. Palantoni’s employment is terminated without cause; or (B) Mr. Palantoni resigns from employment with the Company, the Employer or any of their respective subsidiaries for good reason, then during the period commencing on the date of termination of employment and ending on the first anniversary date thereof, the Company shall pay to Mr. Palantoni, in equal installments in accordance with the Company’s regular payroll, an aggregate amount equal to (I) Mr. Palantoni’s annual base salary, plus (II) an amount equal to the annual bonus, if any, paid or payable to Mr. Palantoni by the Company for the last fiscal year ended prior to the date of termination. In addition, if Mr. Palantoni is entitled on the date of termination to coverage under the medical and prescription portions of the welfare plans, such coverage shall continue for Mr. Palantoni and his covered dependents for a period ending on the first anniversary of the date of termination at the active employee cost payable by Mr. Palantoni with respect to those costs paid by Mr. Palantoni prior to the date of termination. Notwithstanding the foregoing, the Palantoni Employment Agreement expressly provides that, in the event of Mr. Palantoni’s separation from the Company, the Employer and their respective subsidiaries, Mr. Palantoni shall not be entitled to receive any payments or benefits pursuant to the Palantoni Employment Agreement unless Mr. Palantoni has executed and delivered to the Employer a general release in a form satisfactory to the Employer. In addition, upon delivering the general release required pursuant to the Palantoni Employment Agreement, Mr. Palantoni shall only be entitled to receive the payments and benefits set forth in the Palantoni Employment Agreement so long as Mr. Palantoni has not breached the confidentiality and non-competition and no solicitation provisions contained in the Palantoni Employment Agreement.

The Palantoni Employment Agreement also contains certain confidentiality, non-competition and non-solicitation provisions as well as other provisions that are customary for an executive employment agreement.

On March 21, 2006, the Company amended the Palantoni Employment Agreement to reflect that as of April 1, 2006 Mr. Palantoni will also become the Company’s Chief Executive Officer. Effective April 1, 2006, Mr. Palantoni was to receive an annual salary of $400,000 and a target bonus of 75% of his base salary for the fiscal year ending March 31, 2007. In addition, on July 1, 2006, Mr. Palantoni was to have been awarded a grant of restricted stock in the aggregate amount of $525,000. Mr. Palantoni concluded his duties as Chief Executive Officer and President on June 23, 2006.

REPORT OF THE COMPENSATION COMMITTEE

This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act"), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Overview

The Compensation Committee of the Board assists the Board in establishing compensation packages for the Company’s executive officers and independent non-employee directors and administering the Company’s long-term incentive plan. The Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders. The Committee is comprised of four independent directors. Each member of the Committee meets the independence requirements specified by the NYSE and is an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘IRC’’).

Compensation Policies

The Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain equity awards, and, where applicable, compliance with the requirements of Section 162(m) of the IRC and such responsibility is generally limited to the actions taken by the Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of equity awards without having first received recommendations from the Committee. During the fiscal year ended March 31, 2006, the Committee was composed of non-employee directors who, on and after January 31, 2006, were Messrs. Lonergan, Buell, Byom and Costley. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our named executive officers in compliance with section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid. In addition, the Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

From time to time, the Committee and the Board, separately or collectively, has and will continue to consult with independent consultants regarding executive compensation for the Chief Executive Officer, certain other executive officers and the independent non-employee directors. In determining the compensation packages for our executive officers and independent non-employee directors, the Committee and the Board have evaluated the history and performance of the Company’s previous compensation practices and packages awarded to the Company’s executive officers and independent non-employee directors, and compensation policies and packages awarded to executive officers and independent non-employee directors at similarly-situated companies.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of equity awards. The Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is ‘‘at risk’’ — specifically, the annual bonus and equity awards.

Base Salary.    In reviewing and approving the base salaries of our executive officers, the Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Chief Executive Officer (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

Performance-Based Annual Bonus.    Annual bonus targets and actual bonus payments are computed as a percentage of base salary calculated against the Company’s specific performance achieved during the fiscal year and the executive officer’s contribution to the Company’s overall performance.

Equity Awards.    Executive officers of the Company and other key employees who contribute to the growth, development and financial success of the Company are eligible to receive equity awards under our 2005 Incentive Plan. Awards under the 2005 Incentive Plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all of our stockholders and aligns an employee’s interests with that of our stockholders. The Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year vesting schedule for equity awards encourages executive retention and emphasizes long-term growth; and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. The Committee determines appropriate individual equity awards in the exercise of its discretion in view of the above criteria and applicable policies.

Compensation of the Chief Executive Officer

The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve our Chief Executive Officer’s compensation. The Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Mann, our Chief Executive Officer during the fiscal year ended March 31, 2006.

As our Chief Executive Officer during Fiscal 2006, Mr. Mann was compensated pursuant to his Amended and Restated Senior Management Agreement entered into as of February 4, 2005. Mr. Mann’s base salary for the fiscal year ended March 31, 2006 was $442,000. No bonus for the fiscal year ended March 31, 2006 was paid to Mr. Mann as the Company did not reach its established performance goals for such fiscal year.

In determining the compensation of our Chief Executive Officer, the Compensation Committee and the independent members of the Board have applied our compensation policies set forth above. The Compensation Committee and the independent members of the Board believe that Mr. Mann’s compensation is appropriate given the Company’s performance in the fiscal year ended March 31, 2006.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer; or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets; (2) the programs’ material features have been approved by stockholders; and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

                    MEMBERS OF THE COMPENSATION COMMITTEE

                    Patrick Lonergan (Chairman)
                    L. Dick Buell
                    John E. Byom
                    Gary E. Costley

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended March 31, 2006, none of the members of our Compensation Committee, (i) served as an officer or employee of the Company or its subsidiaries, (ii) was formerly an officer of the Company or its subsidiaries, or (iii) entered into any transactions with the Company or its subsidiaries. During the fiscal year ended March 31, 2006, none of our executive officers (i) served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed under “Executive Compensation and Other Matters” and “Governance of the Company -  Director Compensation,” our executive officers, directors, director nominees and greater than 5% stockholders did not have significant business relationships with us in the fiscal year ended March 31, 2006 which would require disclosure under applicable SEC regulations, and no other transactions which need to be disclosed under SEC regulations are currently planned for the fiscal year ending March 31, 2007.

Pursuant to law and our governing corporate documents, we advanced to Messrs. Mann and Anderson certain legal fees for representation in connection with the securities class action lawsuit pending against us, Messrs. Mann and Anderson and certain other defendants. In the fiscal year ended March 31, 2006, the expenses we advanced to each of Messrs. Mann and Anderson were less than $60,000. We cannot reasonably estimate the total amount of expenses that may ultimately be advanced to each of Messrs. Mann and Anderson until the conclusion of the securities class action lawsuit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of securities ownership and changes in such ownership with the SEC, the NYSE and the Company.

We believe that during the fiscal year ended March 31, 2006 all forms required by Section 16(a) of the Exchange Act that were required to be filed with the SEC by our officers, directors and persons who beneficially own more than ten percent of our common stock were timely filed.

REPORT OF THE AUDIT COMMITTEE

This Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is composed of four directors appointed by the Board, all of whom are independent from the Company as defined in the NYSE listing standards and Rule 10A-3 under the Exchange Act. The members of the Audit Committee are financially literate as that qualification is interpreted by the Board and the NYSE. The Audit Committee operates under a written charter adopted by the Board in January 2005, which is available to our stockholders on our web site at www.prestigebrandsinc.com or is also available in print to any stockholder who makes a written request to the Company’s Secretary. The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process and compliance with the Company’s legal and ethics programs. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards generally accepted in the United States of America and for issuance of a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board.

In this context, the Audit Committee has met and held discussions separately and jointly with each of management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and Rule 2-07 (Communication with Audit Committees) of Regulation S-X.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee discussed with the internal auditor and the independent registered public accounting firm, with and without management present, the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality and integrity of the Company’s financial reporting.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, its review of the representations of management, and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

                   MEMBERS OF THE AUDIT COMMITTEE

                    L. Dick Buell (Chairman)
                    John E. Byom
                    Ronald Gordon
                    Raymond P. Silcock

PERFORMANCE GRAPH

The following graph compares our cumulative total stockholder return since February 9, 2005, the date of our initial public offering, with the Russell 2000 Index (in which the Company is included) and the S&P Supercomposite 1500 Household & Personal Products Index. The graph assumes that the value of the investment in the Company’s common stock and each index was $100.00 on February 9, 2005. The graph was also prepared based on the assumption that all dividends paid, if any, were reinvested.

	Feb. 9, 2005(1)	March 31, 2005	March 31, 2006
PBH.........................................................................	$100.00	$110.31	$76.06
The Russell 2000 Index........................................	$100.00	$98.57	$122.61
The S&P Supercomposite...................................	$100.00	$101.32	$106.25

(1) The Company’s initial public offering priced at $16.00 per share on February 9, 2005. Shares of the Company’s common stock closed at $17.75 per share February 10, 2005, the first day the shares of the Company’s common stock were traded on the NYSE.

SUBMISSION OF A STOCKHOLDER PROPOSAL AND
NOMINATION OF DIRECTOR AND ADDITIONAL INFORMATION

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and proxy card for presentation at our 2007 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 90 North Broadway, Irvington, New York 10533 by March 16, 2007 (or, if the 2007 Annual Meeting of Stockholders is called for a date not within 30 calendar days before or after August 15, 2007, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent by certified mail, return receipt requested, to the attention of the Company’s Secretary and must comply with Rule 14a-8 under the Exchange Act.

Our Amended and Restated Bylaws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company’s Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days prior to the date of the first anniversary of the previous year’s annual meeting (provided that in the event that the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of meeting was mailed or public disclosure of such meeting was made). In the event we call a special meeting of our stockholders, we must receive a notice of your intention to introduce a director nomination (if directors are to be elected at such special meeting of stockholders) or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made.

Any written stockholder proposal or nomination for director to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NYSE, the Exchange Act and the rules and regulations of the SEC and must include the information necessary for the Board to determine whether the candidate (with respect to a nomination for director only) qualifies as independent under the NYSE’s rules.

Assuming that our 2007 annual meeting is not more than 30 days prior to or delayed by more than 60 days after the first anniversary date of this year’s annual meeting of stockholders, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than 90 nor more than 120 days prior to August 15, 2007. If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC’s rules, the persons named as proxies in the proxy materials relating to the 2007 Annual Meeting of Stockholders will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting. Any stockholder interested in making such a nomination or proposal should request a copy of our Amended and Restated Bylaws from the Company’s Secretary.

FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, as filed with the SEC, including the financial statements and financial statement schedules thereto. Written requests for copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 should be directed to Prestige Brands Holdings, Inc., 90 North Broadway, Irvington, New York 10533, Attention: Secretary. Our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 can also be downloaded without charge from our website at www.prestigebrandsinc.com.

                                By Order of the Board of Directors

                                /s/ Charles N. Jolly

                                Charles N. Jolly
                                Secretary

July 14, 2006

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

 Annex A - Proxy Card

[PRESTIGE BRANDS LOGO]

Annual Meeting Proxy Card

A. Election of Directors

The Board of Directors recommends a vote FOR each of the nominees listed below.

1.	To elect directors to serve until the 2007 Annual Meeting of Stockholders.

01 - Peter C. Mann, 02 - L. Dick Buell, 03- John E. Byom, 04- Gary E. Costley, Ph.D., 05 - David A. Donnini,
06 - Ronald Gordon, 07- Vincent J. Hemmer, 08- Patrick Lonergan, 09- Raymond P. Silcock

[   ]   To Vote FOR All Nominees    [    ]   To WITHHOLD Vote From All Nominees

[ ] For All Except -To withhold a vote for a specific nominee, mark this box with an X and	01 - [ ]	02 - [ ]	03 - [ ]	04 - [ ]	05 - [ ]
the appropriately numbered box to the right from the list above.	06 - [ ]	07 - [ ]	08 - [ ]	09 - [ ]

B. Issues

The Board of Directors recommends a vote FOR this proposal.

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Brands Holdings, Inc. for the fiscal year ending March 31, 2007.

[ ] For	[ ] Against	[ ] Abstain

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjoumment thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees in Item 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please sign as your name appears hereon. If shares are held jointly, all holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person, indicating official position or capacity.

Signature I - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy

Prestige Brands Holdings, Inc.
90 North Broadway
Irvington, New York 10533

This proxy is solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on August 15, 2006.

The undersigned hereby appoints Peter J. Anderson and Thomas W. Haller, and each of them, lawful agents and proxies with full power of substitution, to represent and to vote as designated below, all shares of common stock of PRESTIGE BRANDS HOLDINGS, INC. held by the undersigned at the close of business on July 6, 2006, at the Annual Meeting of Stockholders to be held on August 15, 2006 at the Tarrytown House Estate and Conference Center, 49 East Sunnyside Lane, Tarrytown, New York 10591, and at any postponement or adjournment thereof, on all matters coming before said meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THIS PROXY CARD ON THE REVERSE SIDE. PLEASE PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.